UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3418

CALVERT CASH RESERVES
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2009


Item 1. Report to Stockholders.


Calvert

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March 31, 2009

Semi-Annual Report
Calvert Cash Reserves Institutional Prime Fund

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Table of Contents

Shareholder Letter
1

Shareholder Expense Example
3

Statement of Net Assets
4

Statement of Operations
9

Statements of Changes in Net Assets
10

Notes to Financial Statements
11

Financial Highlights
14

Explanation of Financial Tables
15

Proxy Voting and Availability of Quarterly Portfolio Holdings
16

Basis for Board's Approval of Investment Advisory Contract
16

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Dear Shareholders:

Performance

For the six-month period ended March 31, 2009, Calvert Cash Reserves Institutional Prime Money Market Fund returned 1.08% versus 0.60% for the Lipper Institutional Money Market Funds Average. A conservative investment strategy based on variable-rate demand notes (VRDNs) and U.S. government agency securities contributed to the Fund's outperformance of the benchmark.

In December 2008, Summit Money Market Fund merged into Calvert Cash Reserves Institutional Prime. The Fund's total net assets were $373.7 million as of March 31, 2009.

Investment Climate

The period can be broken down into two distinct halves. From October through December, a widespread panic that major global financial firms would fall like dominoes in the aftermath of the Lehman Brothers collapse roiled the credit markets. The markets for long-term credit froze and short-term money markets seized up until a variety of government programs helped calm the market before year-end. The difference in yields between bonds of high and low credit quality soared to record highs as liquidity evaporated from the markets.

The impact of the then 18-month-old crisis in the credit markets on the overall U.S. economy worsened. In the fourth quarter of 2008, economic growth, as measured by gross domestic product (GDP), declined at a 6.3% annual pace1--the worst quarterly performance since 1982. Concerns spread about a protracted recession. In December, the Fed cut the federal funds rate, its target interest rate, to near zero percent and aggressively sought to push down mortgage rates by buying mortgage-backed securities.

In the first quarter of 2009, most sectors of the credit markets thawed at least a bit and the window for new issues of investment-grade corporate bonds opened wide. The government also undertook a number of new initiatives to get the credit taps flowing to consumers again. On the other hand, two major U.S. automakers moved toward bankruptcy and several "rescued" organizations needed more government capital. Still, a relaxation of accounting rules and concrete signs of global cooperation at the G20 meeting cheered equity and credit markets at quarter-end.

During the reporting period, the yield on the benchmark 10-year Treasury note fell more than one percentage point to 2.71%. The rush to safety caused Treasury bill yields to plunge to the lowest levels since World War II, with the three-month T-bill yield falling to 0.21%.2 Headline inflation slid to a 0.2% pace for February 2009 while core inflation was 1.8%.3 GDP was expected to shrink at a 4.6% pace during the first quarter of 2009.4

Strategy

Our strategy continued to primarily focus on holding a combination of VRDNs, most of which reset to market rates weekly, and U.S. government agency securities. In recent years, we have consistently used long-term agency securities to create a laddered portfolio and supplement the VRDNs. (A ladder is created by purchasing securities of different maturities that will mature at regular intervals.) While they are not risk-free, we believe these types of securities are the foundation of a prudent money market strategy based on providing liquidity and stability. This strategy has served the Fund well during the ongoing credit crisis.

While the credit crisis has certainly had an impact on all markets, including the money market, we believe that money market funds in general are still reliable, liquid investment products. Like all registered money market funds, our funds are subject to stringent Rule 2a-7 guidelines from the Investment Company Act of 1940. Calvert also applies additional diversification guidelines that seek to further limit risk. The Fund continues to participate in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (see sidebar).

Shareholders in Calvert Cash Reserves Institutional Prime Money Market Fund (Fund) should consider the Fund's participation in the U.S. Treasury Temporary Guarantee Program for Money Market Funds (Program). Coverage under the Program extends only to shareholders invested in the Fund as of the close of business on September 19, 2008 for the lesser of the number of Fund shares owned as of the close of business on that date by the shareholder or the number of shares owned on the date the guarantee is triggered. Accordingly, if a shareholder's investment in the Fund is reduced below the number of shares owned as of the close of business on September 19, 2008, that shareholder may lose the benefit of some or all of the Program's guarantee even if the redemption proceeds are invested in another money market fund (including any other Calvert money market fund). Amounts reinvested in the portfolio following any such reduction will be guaranteed up to the number of Fund shares owned by the shareholder as of September 19, 2008 unless the shareholder closed the account before reinvesting. Shareholders should note that the Program will expire on September 18, 2009. For more information, see the prospectus as supplemented May 1, 2009.

Investment Allocation	% of Total Investments
Floating Rate Notes	4.7%
Municipal Obligations	1.1%
Variable Rate Demand Notes	78.5%
U.S. Government Agencies and Instrumentalities	15.7%
Total	100%

Average Annual Total Return (year ended 3/31/09)

One year	2.45%
Five year	3.49%
Ten year	3.52%

Past performance does not indicate future results.

7-Day Simple/Effective Yield
(as of 3/31/09)
7-day simple yield	0.94%
7-day effective yield	0.94%

Past performance does not indicate future results.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit

Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Outlook

We expect the credit markets to continue to recover but do not expect a return to the heady times of a few years ago. Since financial institutions must rebuild capital, they are not inclined to flood their balance sheets with new loans. Continued government intervention in the credit markets will remain a signature of this financial crisis. Overall, we expect the economy will contract for 2009, with the worst quarters in the first half of 2009. We also believe the federal funds rate will remain near zero percent. The good news for investors is that we do not expect a protracted period of consumer price deflation as seen earlier this decade in Japan.

Thomas A. Dailey
Portfolio Manager
Calvert Asset Management Company
April 2009

1 GDP data source: Commerce Department.

2 All interest rate data source: Federal Reserve.

3 Source: Bureau of Labor Statistics consumer price indexes.

4 Source: Wall Street Journal Economic Forecasting Survey, March 2009.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2008 to March 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expenses Paid During Period* 10/1/08 - 3/31/09
Actual	$1,000.00	$1,010.80	$1.85
Hypothetical	$1,000.00	$1,023.09	$1.86
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.37%, multiplied by the average account value over the period, multiplied by 182/365.

Statement of Net Assets
March 31, 2009
	Principal
Floating Rate Notes - 4.7%	Amount	Value
Abbey National Treasury Services plc, 0.942%, 4/24/09 (r)	$500,000	$500,000
ANZ National International Ltd., 1.533%, 7/10/09 (e)(r)	500,000	500,000
Australia & New Zealand Banking Group Ltd., 2.539%, 7/2/09 (e)(r)	800,000	800,000
Bank of America NA, 1.625%, 7/6/09 (e)(r)	1,800,000	1,800,000
Bank of Nova Scotia, 1.586%, 5/6/09 (r)	1,600,000	1,600,000
Bank of Scotland plc, 1.446%, 6/5/09 (r)	475,000	475,000
BNP Paribas, 1.441%, 5/13/09 (r)	750,000	750,000
Credit Agricole SA, 1.477%, 7/22/09 (e)(r)	1,000,000	1,000,000
Intesa Sanpaolo New York, 1.057%, 5/13/09 (r)	1,300,000	1,300,000
JPMorgan Chase & Co., 1.465%, 4/3/09 (r)	1,800,000	1,799,999
Metropolitan Life Global Funding I, 4.57%, 5/11/09 (e)(r)	250,000	250,000
National Australia Bank Ltd., 1.631%, 4/7/09 (r)	500,000	500,000
Natixis, 0.768%, 4/6/09 (r)	1,250,000	1,250,000
Procter & Gamble International Funding SCA, 4.218%, 7/6/09 (e)(r)	3,500,000	3,500,072
Rabobank Nederland NV, 1.431%, 10/9/09 (e)(r)	750,000	750,000
Royal Bank of Canada, 0.956%, 7/15/09 (e)(r)	800,000	800,000

Total Floating Rate Notes (Cost $17,575,071)		17,575,071

Municipal Obligations - 1.1%
Port of Seattle Washington Special Facility Revenue Bonds, 6.25%, 9/1/26 (prerefunded 3/01/10 @ 101)	2,890,000	3,052,478
Washington State GO Bonds, 4.15%, 7/1/09	1,000,000	1,002,800

Total Municipal Obligations (Cost $4,055,278)		4,055,278

Variable Rate Demand Notes - 78.6%
Alabama State IDA Revenue, 1.77%, 5/1/10, LOC: RBC Centura Bank (r)	330,000	330,000
Albany New York Industrial Development Agency Civic Facilities Revenue:
2.40%, 5/1/27, LOC: Bank of America (r)	2,250,000	2,250,000
2.65%, 5/1/27, LOC: Bank of America (r)	515,000	515,000
Alexandria Virginia IDA Revenue, 0.54%, 10/1/30, LOC: Branch Bank & Trust (r)	5,000,000	5,000,000
Bochasanwais Shree Akshar Purushottam Swaminarayan Sanstha, Inc., 2.52%, 6/1/22,
LOC: Comerica Bank (r)	2,425,000	2,425,000
Butler County Alabama IDA Revenue, 1.75%, 3/1/12, LOC: Whitney National Bank,
C/LOC: FHLB (r)	215,000	215,000
Calhoun County Alabama Economic Development Council Revenue, 0.95%, 4/1/21,
LOC: Bank of America (r)	5,800,000	5,800,000
California Statewide Community Development Authority MFH Revenue, 1.30%,
8/1/32, LOC: U.S. Bank (r)	565,000	565,000
CIDC-Hudson House LLC New York Revenue, 3.75%, 12/1/34, LOC: Hudson River
Bank & Trust, C/LOC: FHLB (r)	525,000	525,000
Colorado State Housing and Finance Authority Revenue, 0.41%, 10/15/16, LOC:
Fannie Mae (r)	7,700,000	7,700,000
Columbia County New York Industrial Development Agency Revenue, 3.75%, 7/1/27,
LOC: Key Bank (r)	3,260,000	3,260,000

	Principal
Variable Rate Demand Notes - Cont'd	Amount	Value
Cuyahoga County Ohio Economic Development Revenue, 0.99%, 6/1/38, LOC: Key Bank (r)	$965,000	$965,000
District of Columbia Revenue, 1.30%, 4/1/38, LOC: PNC Bank (r)	3,555,000	3,555,000
Four Fishers LLC, 3.24%, 4/1/24, LOC: Bank of America (r)	2,450,000	2,450,000
Gillette Wyoming Pollution Control Revenue, 0.50%, 1/1/18, LOC: Barclays Bank (r)	2,100,000	2,100,000
Harris County Cultural Education Facilities Finance Corp. Revenue, 0.80%, 6/1/38,
LOC: Regions Bank (r)	4,250,000	4,250,000
HFDC of Central Texas, Inc. Retirement Facilities Revenue, 0.72%, 11/1/38, LOC: Sovereign Bank, C/LOC: Banco Santander (r)	4,620,000	4,620,000
Hillcrest Baptist Church, 2.05%, 12/1/20, LOC: Wachovia Bank (r)	605,000	605,000
Illinois State Finance Authority Revenue, 3.00%, 5/15/31, LOC: Sovereign Bank, C/LOC:
Fifth Third Bank (r)	5,005,000	5,005,000
Iowa Higher Education Loan Authority Revenue, 1.75%, 10/1/24, LOC: Allied Irish Bank (r)	9,780,000	9,780,000
Jacksonville Florida Economic Development Community Healthcare Facilities Revenue, 3.40%,
9/1/17, LOC: Fifth Third Bank (r)	2,305,000	2,305,000
Kaneville Road Joint Venture, Inc., 2.61%, 11/1/32, LOC: First American Bank, C/LOC: FHLB (r)	4,105,000	4,105,000
Lee County Florida IDA Revenue, 1.10%, 6/1/10, LOC: SunTrust Bank (r)	765,000	765,000
Martin Luther Foundation, Inc., 1.67%, 9/1/11, LOC: KBC Bank (r)	2,910,000	2,910,000
Massachusetts Development Finance Agency Revenue, 3.52%, 11/1/42, LOC: Sovereign Bank,
C/LOC: Fifth Third Bank (r)	7,000,000	7,000,000
Michigan State Strategic Fund LO Revenue, 1.10%, 3/1/39, LOC: Deutsche Bank (r)	4,375,000	4,375,000
Mississippi Business Finance Corp. Revenue:
2.52%, 7/1/10, LOC: Regions Bank (r)	1,160,000	1,160,000
2.75%, 8/1/24, LOC: Regions Bank (r)	3,300,000	3,300,000
Montgomery Alabama Alaha Special Care Facilities Financing Authority Revenue, 2.05%, 5/1/22,
LOC: Regions Bank (r)	2,265,000	2,265,000
Montgomery County Pennsylvania Redevelopment Authority MFH Revenue:
Forge Gate Apts. Project, 1.75%, 8/15/31, LOC: Fannie Mae (r)	1,500,000	1,500,000
Kingswood Apts. Project, 1.75%, 8/15/31, LOC: Fannie Mae (r)	1,620,000	1,620,000
Moon Pennsylvania IDA Revenue, 0.75%, 7/1/38, LOC: Bank of Scotland (r)	8,000,000	8,000,000
Ness Family Partners LP, 1.75%, 9/1/34, LOC: Bank of the West (r)	1,905,000	1,905,000
Nevada State Housing Division Revenue, 0.60%, 4/15/39, LOC: Fannie Mae (r)	16,300,000	16,300,000
New Britain Connecticut GO Revenue, 2.52%, 2/1/26, LOC: Bank of America (r)	1,185,000	1,185,000
New York City New York Housing Development Corp. MFH Revenue:
0.70%, 11/15/31, LOC: Fannie Mae (r)	1,450,000	1,450,000
0.70%, 6/15/34, LOC: Fannie Mae (r)	2,350,000	2,350,000
0.70%, 11/15/35, LOC: Fannie Mae (r)	1,695,000	1,695,000
0.95%, 11/15/37, LOC: Fannie Mae (r)	2,500,000	2,500,000
New York State Housing Finance Agency Revenue:
Series A, 0.95%, 11/15/29, CF: Fannie Mae (r)	3,400,000	3,400,000
Series B, 0.95%, 11/15/29, CF: Fannie Mae (r)	2,000,000	2,000,000
0.95%, 5/15/33, LOC: Fannie Mae (r)	5,400,000	5,400,000
0.35%, 5/15/34, LOC: Fannie Mae (r)	10,300,000	10,300,000
0.40%, 5/15/37, LOC: Fannie Mae (r)	11,000,000	11,000,000
0.70%, 11/15/38, LOC: Fannie Mae (r)	7,600,000	7,600,000
1.00%, 5/1/42, LOC: Wachovia Bank (r)	4,000,000	4,000,000
New York State MMC Corp. Revenue Bonds, 3.85%, 11/1/35, LOC: JPMorgan Chase Bank (r)	1,985,000	1,985,000
Ogden City Utah Redevelopment Agency Revenue, 1.55%, 1/1/31, LOC: Bank of New York (r)	5,000,000	5,000,000
Ohio State Higher Educational Facility Commission Revenue, 3.25%, 9/1/26, LOC:
Fifth Third Bank (r)	1,200,000	1,200,000
Onondaga County New York Industrial Development Agency Civic Facilities Revenue, 3.25%,
1/1/23, LOC: Key Bank (r)	5,705,000	5,705,000
Orange County Florida HFA MFH Revenue, 3.00%, 10/15/32, LOC: Fannie Mae (r)	970,000	970,000
Osceola County Florida HFA MFH Revenue, 2.50%, 9/15/35, LOC: Fannie Mae (r)	1,835,000	1,835,000

	Principal
Variable Rate Demand Notes - Cont'd	Amount	Value
Palm Beach County Florida Health Facilities Authority Revenue, 0.35%, 12/1/31,
LOC: SunTrust Bank (r)	$6,500,000	$6,500,000
Palm Beach County Florida Revenue, 1.30%, 1/1/34, LOC: TD Banknorth (r)	1,620,000	1,620,000
Park Street Properties I LLC, 1.50%, 11/1/34, LOC: U.S. Bank (r)	1,875,000	1,875,000
Peninsula Ports Authority of Virginia Coal Terminal Revenue, 0.65%, 7/1/16, LOC: Citibank (r)	3,100,000	3,100,000
Peoploungers, Inc., 1.00%, 4/1/18, LOC: Bank of New Albany, C/LOC: FHLB (r)	305,000	305,000
Plymouth Indiana Economic Development Authority Revenue, 2.31%, 4/1/28, LOC: FHLB (r)	740,000	740,000
Prevea Clinic, Inc., 1.50%, 12/1/34, LOC: Wells Fargo Bank (r)	2,320,000	2,320,000
Rathbone LLC, 1.20%, 1/1/38, LOC: Comerica Bank (r)	3,405,000	3,405,000
Renaissance Ketchikan Group LLC, 0.47%, 9/1/33, LOC: Alliance Bank, C/LOC: FHLB (r)	10,000,000	10,000,000
Rhode Island Student Loan Authority Revenue, 1.00%, 6/1/48, LOC: State Street Bank (r)	6,700,000	6,700,000
Richfield Minnesota MFH Revenue, 0.50%, 3/1/34, LOC: Freddie Mac (r)	5,000,000	5,000,000
Rockville City Maryland MFH Revenue, 0.25%, 1/1/34, LOC: Freddie Mac (r)	4,070,000	4,070,000
Roman Catholic Church of the Diocese of Houma-Thibodaux, 2.52%, 12/1/37,
LOC: Allied Irish Bank (r)	2,240,000	2,240,000
Roosevelt Paper Co., 2.00%, 6/1/12, LOC: Wachovia Bank (r)	680,000	680,000
San Bernardino County California COPs, 0.85%, 3/1/17, LOC: Bank of America (r)	2,726,000	2,726,000
St. Joseph County Indiana Economic Development Revenue, 2.52%, 6/1/27, LOC: FHLB (r)	365,000	365,000
St. Louis Park Minnesota MFH Revenue, 0.50%, 8/1/34, LOC: Freddie Mac (r)	5,000,000	5,000,000
Standard Furniture Manufacturing Co., Inc., 2.52%, 3/1/15, LOC: RBC Centura Bank (r)	258,000	258,000
State of Louisiana GO, 0.40%, 7/1/26, LOC: BNP Paribas (r)	6,000,000	6,000,000
SunAmerica Trust Revenue, 1.70%, 7/1/41, LOC: Freddie Mac (r)	705,000	705,000
Sunshine State Florida Governmental Financing Commission Revenue, 1.50%, 7/1/16,
LOC: Dexia Credit Local (r)	12,000,000	12,000,000
Tift County Georgia IDA Revenue, 1.00%, 2/1/28, LOC: Wachovia Bank (r)	5,000,000	5,000,000
Tucson Arizona IDA Revenue, 0.51%, 1/15/32, LOC: Fannie Mae (r)	6,700,000	6,700,000
Utah State Housing Corp. Revenue, 1.15%, 7/1/36, BPA: Bayerische Landesbank (r)	3,500,000	3,500,000
Utah Transit Authority Sales Tax Revenue, 2.75%, 6/15/36, LOC: Fortis Bank (r)	9,000,000	9,000,000
Vermont State Educational & Health Buildings Financing Agency Revenue, 0.64%, 6/1/22,
LOC: Chittenden Trust Co., C/LOC: Wachovia Bank (r)	550,000	550,000
Washington State MFH Finance Commission Revenue, 1.00%, 7/15/32, LOC: Fannie Mae (r)	250,000	250,000
Yellowwood Acres, Inc., 1.67%, 9/3/12, LOC: KBC Bank (r)	4,125,000	4,125,000

Total Variable Rate Demand Notes (Cost $293,734,000)		293,734,000

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 15.7%
Fannie Mae:
1.167%, 2/12/10 (r)	1,000,000	1,001,842
1.244%, 7/13/10 (r)	1,000,000	1,000,000
Fannie Mae Discount Notes:
12/10/09	1,000,000	994,729
3/1/10	1,000,000	992,044
Farmer Mac, 2.30%, 4/1/09	250,000	250,000
Federal Farm Credit Bank:
0.875%, 4/1/10	1,000,000	1,000,000
0.831%, 7/8/10 (r)	1,000,000	1,000,000
Federal Home Loan Bank:
0.45%, 4/3/09 (r)	1,000,000	1,000,000
1.241%, 4/7/09 (r)	1,000,000	999,973
2.30%, 4/15/09	1,000,000	999,909
2.52%, 4/21/09	500,000	500,000

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - Cont'd
	Principal
	Amount	Value
Federal Home Loan Bank (Cont'd):
0.44%, 4/24/09 (r)	$2,000,000	$2,000,000
2.625%, 4/30/09	500,000	500,000
6.30%, 6/3/09	1,000,000	1,006,309
3.125%, 6/18/09	500,000	500,037
0.451%, 8/10/09 (r)	1,000,000	1,000,000
0.453%, 8/21/09 (r)	1,000,000	1,000,000
0.46%, 8/27/09 (r)	2,500,000	2,498,184
0.468%, 9/4/09 (r)	1,000,000	1,000,000
1.185%, 10/13/09 (r)	1,000,000	1,000,227
5.00%, 12/11/09	1,000,000	1,027,403
1.00%, 2/5/10	2,000,000	2,000,000
1.00%, 2/18/10	500,000	499,729
0.80%, 2/19/10 (r)	1,000,000	1,000,000
1.211%, 2/19/10 (r)	5,000,000	4,999,175
1.05%, 2/23/10	500,000	499,542
1.00%, 2/26/10	1,000,000	1,000,000
0.84%, 3/11/10 (r)	1,000,000	1,000,095
Federal Home Loan Bank Discount Notes:
4/14/09	2,800,000	2,797,472
5/5/09	1,000,000	997,167
5/12/09	500,000	498,656
8/21/09	1,000,000	988,522
9/3/09	500,000	493,864
11/17/09	500,000	492,972
1/12/10	1,000,000	994,042
Freddie Mac:
0.536%, 9/18/09 (r)	1,000,000	999,447
0.503%, 9/21/09 (r)	500,000	499,910
0.489%, 10/19/09 (r)	1,000,000	999,025
4.75%, 11/3/09	1,000,000	1,012,788
1.00%, 1/13/10	500,000	500,000
0.98%, 2/4/10	1,000,000	1,000,000
1.25%, 2/26/10	3,000,000	3,000,000
1.25%, 3/9/10	3,000,000	3,000,000
1.375%, 3/16/10	1,000,000	1,000,000
1.25%, 3/18/10	1,000,000	1,000,000
1.30%, 3/19/10	1,000,000	1,000,000
2.875%, 4/30/10	2,000,000	2,041,577
Freddie Mac Discount Notes:
11/9/09	1,000,000	988,283
12/7/09	1,000,000	993,750
2/4/10	1,000,000	991,417

Total U.S. Government Agencies And Instrumentalities (Cost $58,558,090)		58,558,090

TOTAL INVESTMENTS (Cost $373,922,439) - 100.1%		373,922,439
Other assets and liabilities, net - (0.1%)		(448,862)
Net Assets - 100%		$373,473,577

Net Assets Consist Of:
Paid-in capital applicable to 373,559,410 shares of beneficial interest,
unlimited number of no par shares authorized		$373,563,160
Undistributed net investment income		6,227
Accumulated net realized gain (loss) on investments		(95,810)

Net Assets		$373,473,577

Net Asset Value Per Share		$1.00

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Explanation of Guarantees:
BPA: Bond Purchase Agreement
CF: Credit Facility
C/LOC: Confirming Letter of Credit
LOC: Letter of Credit

Abbreviations:
COPs: Certificates of Participation
FHLB: Federal Home Loan Bank
GO: General Obligation
HFA: Housing Finance Authority
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LO: Limited Obligation
LP: Limited Partnership
MFH: Multi-Family Housing

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2009
Net Investment Income
Investment Income:
Interest income	$2,874,061

Expenses:
Investment advisory fee	352,902
Transfer agency fees and expenses	1,545
Trustees' fees and expenses	7,745
Administrative fees	70,581
Custodian fees	33,469
Accounting fees	22,636
Registration fees	22,096
Reports to shareholders	4,649
Professional fees	18,270
Contract services	21,838
Miscellaneous	14,771
Total expenses	570,502
Reimbursement from Advisor	(47,185)
Fees paid indirectly	(2,072)
Net expenses	521,245
Net Investment Income	2,352,816

Realized Gain (Loss)
Net realized gain (loss) on:
Investments	(85,626)

Increase (Decrease) in Net Assets
Resulting From Operations	$2,267,190

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$2,352,816	$5,310,738
Net realized gain (loss) on investments	(85,626)	39,823

Increase (Decrease) in Net Assets
Resulting From Operations	2,267,190	5,350,561

Distributions to shareholders from:
Net investment income	(2,355,987)	(5,302,861)
Total distributions	(2,355,987)	(5,302,861)

Capital share transactions:
Shares sold	424,434,462	746,554,436
Shares issued from merger (See Note A)	190,982,179	--
Reinvestment of distributions	2,128,793	4,247,076
Shares redeemed	(379,089,530)	(801,285,302)
Total capital share transactions	238,455,904	(50,483,790)

Total Increase (Decrease) in Net Assets	238,367,107	(50,436,090)

Net Assets
Beginning of period	135,106,470	185,542,560
End of period (including undistributed net investment
income of $6,227 and $9,398, respectively)	$373,473,577	$135,106,470

Capital Share Activity
Shares sold	424,432,527	746,554,436
Shares issued from merger (See Note A)	190,982,179	--
Reinvestment of distributions	2,128,793	4,247,076
Shares redeemed	(379,089,530)	(801,285,302)
Total capital share activity	238,453,969	(50,483,790)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Institutional Prime Fund ("the Fund"), the sole series of Calvert Cash Reserves, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers shares of beneficial interest to the public with no sales charge.

On December 12, 2008, the net assets of the Summit Money Market Fund, a series of Summit Mutual Funds, Inc. Apex Series, merged into the Calvert Institutional Prime Fund. The merger was accomplished by a tax-free exchange of 190,982,179 shares of the Calvert Institutional Prime Fund (valued at $190,982,179) for 190,982,179 shares of the Summit Money Market Fund outstanding at December 12, 2008. The Summit Money Market Fund's net assets as of December 12, 2008 were combined with those of the Calvert Institutional Prime Fund.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). All securities are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

Effective October 1, 2008, the Fund adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2009:

Valuation Inputs	Investments in Securities
Level 1 -- Quoted Prices	--
Level 2 -- Other Significant Observable Inputs	$373,922,439
Level 3 -- Significant Unobservable Inputs	--
Total	$373,922,439

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Treasury's Guarantee Plan For Money Market Funds: The Fund has elected to participate in the U.S. Department of the Treasury's Guarantee Program for Money Market Funds (the "Program"). The Program was made available on September 29, 2008 and protects certain shareholders from losses if the Fund is unable to maintain a $1.00 net asset value. The Program applies to shareholders of record on September 19, 2008. Covered shareholders will receive $1.00 per share upon liquidation of the Fund, subject to adjustment and the overall amount available to all money market funds participating in the Program. The Fund will bear the expense of its participation in the Program. For the initial three months of the Program, the participation fee was 0.01% of the Fund's net assets as of September 19, 2008 (accordingly, the Fund's gross expenses will increase by this amount). Given that asset levels may vary, the yield impact of these fees may vary over time. The Program was initially scheduled to terminate on December 18, 2008, but has been extended by the Treasury Department through September 18, 2009. For the extension of the Program, the Fund made two program extension payments of 0.015% of the Fund's net assets as of September 19, 2008.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. ("the Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .25% of average daily net assets. Under the terms of the agreement, $83,641 was payable at period end. In addition, $20,171 was payable at period end for operating expenses paid by the Advisor during March 2009.

Effective December 15, 2008, the Advisor has contractually agreed to limit net annual portfolio operating expenses through December 12, 2010. The contractual expense cap is .40%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The Advisor voluntarily reimbursed the Fund for expenses of $39,545 for the six months ended March 31, 2009.

Calvert Administrative Services Company, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .05% of the average daily net assets of the Fund. Under the terms of the agreement, $16,728 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $474 for the six months ended March 31, 2009. Under the terms of the agreement, $93 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

The cost of investments owned at March 31, 2009 for federal income tax purposes was $373,922,439.

Net realized capital loss carryforward for federal income tax purposes of $4,602 and $5,582 at September 30, 2008 may be utilized to offset future capital gains until expiration in September 2009 and September 2012, respectively.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2009, such purchase and sales transactions were $231,050,000 and $45,035,000, respectively.

Note D -- Line of Credit

A financing agreement is in place between certain Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had an outstanding loan balance of $1,624,545 at an interest rate of 0.70% at March 31, 2009. For the six months ended March 31, 2009, borrowings by the Fund under the Agreement were as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$487,359	0.80%	$11,161,301	December 2008

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
	2009	2008	2007
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.011	.034	.051
Distributions from
Net investment income	(.011)	(.034)	(.051)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.08%	3.46%	5.20%
Ratios to average net assets:A
Net investment income	1.67% (a)	3.33%	5.07%
Total expenses	.40% (a)	.41%	.46%
Expenses before offsets	.37% (a)	.28%	.29%
Net expenses	.37% (a)	.27%	.27%
Net assets, ending (in thousands)	$373,474	$135,106	$185,543

		Years Ended
	September 30,	September 30,	September 30,
	2006	2005	2004
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.045	.026	.010
Distributions from
Net investment income	(.045)	(.026)	(.010)
Net asset value, ending	$1.00	$1.00	$1.00

Total return	4.55%	2.60%	1.04%
Ratios to average net assets:A
Net investment income	4.37%	2.53%	1.02%
Total expenses	.42%	.42%	.40%
Expenses before offsets	.29%	.28%	.27%
Net expenses	.27%	.27%	.27%
Net assets, ending (in thousands)	$99,216	$173,968	$225,326

A   Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

*   Total return is not annualized for periods less than one year.

(a)   Annualized.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative service fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 3, 2008, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between Calvert Cash Reserves and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one-, three- and five-year periods ended June 30, 2008, the Fund's performance was above the median of its peer group. The data also indicated that the Fund underperformed its Lipper index for the same one-, three- and five-year periods. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (after taking into account waivers and/or reimbursements) and total expenses (net of waivers and/or reimbursements) were below the median of its peer group. The Board also noted management's discussion of the Fund's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services provided by the Advisor.

The Board reviewed the Advisor's profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor's current undertaking to maintain an expense limitation for the Fund's Class I shares. The Trustees also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and its potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund's current size. The Board noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

Calvert Cash Reserves
Institutional Prime Fund

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Information

To Open an Account
800-317-2274

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-317-2274
Brokers: 800-368-2746
TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.


Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There are no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-

3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT CASH RESERVES

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer

Date: May 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date: May 28, 2009

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: May 28, 2009